UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 23, 1999

                                 PROXYMED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                       0-22052                   65-0202059
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

2555 DAVIE ROAD, SUITE 110, FT. LAUDERDALE, FLORIDA                   33317-7424
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   (Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001

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ITEM 5. OTHER EVENTS.

         On December 23, 1999, ProxyMed issued 15,000 shares of Series B Convertible Preferred Stock and related Warrants in a private placement to institutional investors. ProxyMed estimates the net proceeds of the offering, after expenses, to be approximately $14,200,000. The Series B Convertible Preferred Stock is subject to the terms and conditions of the Articles of Amendment attached hereto as Exhibit 3.3. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached as Exhibit 4.2, ProxyMed has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series B Preferred Stock and related Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.24.

ITEM 7. FINANCIAL STATEMENTS. PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

                Exhibit 3.3   -    Articles of Amendment to Articles of
                                   Incorporation of ProxyMed.

                Exhibit 4.1   -    Form of Warrant to Purchase Common Stock of
                                   ProxyMed, dated December 23, 1999, issued to certain investors.

                Exhibit 4.2   -    Registration Rights Agreement, dated as of
                                   December 23, 1999, by and among ProxyMed and the investors named therein.

                Exhibit 10.24 -    Securities Purchase Agreement, dated as of
                                   December 23, 1999, by and among ProxyMed and the investors listed on the Schedule of Buyers attached thereto.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PROXYMED, INC.

Date: December 27, 1999                  /s/ Bennett Marks
      -----------------                  ---------------------------------------
                                         Bennett Marks, Executive Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS

               EXHIBIT NUMBER               DESCRIPTION
               --------------               -----------
                Exhibit 3.3   -    Articles of Amendment to Articles of
                                   Incorporation of ProxyMed.

                Exhibit 4.1   -    Form of Warrant to Purchase Common Stock of
                                   ProxyMed, dated December 23, 1999, issued to certain investors.

                Exhibit 4.2   -    Registration Rights Agreement, dated as of
                                   December 23, 1999, by and among ProxyMed and the investors named therein.

                Exhibit 10.24 -    Securities Purchase Agreement, dated as of
                                   December 23, 1999, by and among ProxyMed and the investors listed on the Schedule of Buyers attached thereto.